Securities Act File No. 033-26116


                        LEXINGTON NATURAL RESOURCES TRUST

                        Supplement dated November 6, 2000
                       to the Prospectus dated May 1, 2000


The following information replaces the disclosure under the heading "Portfolio Manager" on page 5 of the Prospectus:

     The Fund is managed by an investment management team. Frank A. Peluso and James A. Vail are the lead managers.

     Frank A. Peluso has 37 years of investment experience. Mr. Peluso is President and Chief Executive Officer of Market Systems Research Advisors, Inc. ("MSR"), the sub-adviser to the Fund. Mr. Peluso utilizes a proprietary analytical system to identify securities with performance potential which he believes to be exceptional. In addition, Mr. Peluso's proprietary data is used by professional money managers, insurance companies, brokerage firms, banks, mutual fund companies and pension funds. In 1976, he established Marketiming, Inc. (currently named Market Systems Research, Inc., a fully-owned subsidiary of MSR.) He was with MSR since its inception in 1986. Mr. Peluso graduated from Princeton University and completed a year of post-graduate study at Columbia University, and two years of post-graduate study at Princeton University with a Fellowship in Mathematics.

     James A. Vail serves as Vice President and Portfolio Manager of ING Pilgrim Investments, Inc. ("ING Pilgrim"). He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining ING Pilgrim in July 2000, Mr. Vail was a Vice President at Lexington Management Corporation ("Lexington") (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining Lexington in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming, Inc. and most recently, Beacon Trust Company, where he was a Senior Investment Analyst.

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